EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION OF
REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

THIS ASSIGNMENT AND ASSUMPTION OF REAL ESTATE PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (this “Assignment”) dated as of this 24th day of May, 2016, is made and entered into by and between AMERICAN HEALTHCARE INVESTORS, LLC, a Delaware limited liability company (“Assignor”); and GAHC4 Auburn CA MOB, LLC, a Delaware limited liability company (“Assignee”), with reference to the following Recitals:

RECITALS

A.    Assignor is the “Buyer” under that certain Real Estate Purchase Agreement and Escrow Instructions entered into as of May 24, 2016, by and among Assignor and Kargan Holdings, LLC, a California limited liability company (the “Seller”), and Commonwealth Land Title Company (the “Purchase Agreement”), wherein Assignor agreed to purchase the Property (as such term is defined in the Purchase Agreement), as more particularly described in the Purchase Agreement, on the terms and conditions set forth in the Purchase Agreement.

B.     Assignor desires to assign and transfer to Assignee, and Assignee desires to assume from Assignor, all of Assignor’s right, title, claim and interest in, to and under the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals (which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

AGREEMENT

1.    Assignment; Assumption. Assignor hereby assigns and transfers to Assignee all of Assignor’s right, title, claim and interest as “Buyer” or otherwise in, to and under the Purchase Agreement. By executing this Assignment, Assignee hereby accepts such assignment and expressly agrees to assume and be bound by all of the provisions of the Purchase Agreement from and after the date hereof.

2.    Successors and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the successors, executors, administrators, legal representatives and assigns of the parties hereto.

3.    Counterparts. This Assignment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their duly authorized representatives as of the date first written above.

ASSIGNOR:	American Healthcare Investors LLC, a Delaware limited liability company

	By:	/s/ Danny Prosky

	Name:	Danny Prosky

	Title:	Managing Director

Signature Page to
Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions
[Auburn MOB]

ASSIGNEE:	GAHC4 Auburn CA MOB, LLC,
a Delaware limited liability company

By:	Griffin-American Healthcare REIT IV Holdings,
LP, a Delaware limited partnership
Its:      Sole Member

By:	Griffin-American Healthcare REIT IV, Inc.,
a Maryland corporation

Its:	General Partner

By:	/s/ Jeffrey T. Hanson
Name:	Jeffrey T. Hanson
Title:	Chief Executive Officer

Signature Page to
Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions
[Auburn MOB]